UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2005

MORRIS PUBLISHING GROUP, LLC

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

333-112246	58-1445060
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of principal executive offices)	(Zip Code)

(706) 724-0851

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2005, a subsidiary of Morris Publishing Group, LLC, entered into a First Lease Amendment with respect to its existing lease agreement for the lease of its Savannah newspaper facilities. The purpose of the First Lease Amendment is for Morris Publishing Group’s subsidiary to take additional space as lessee following the lessor’s completion of construction of a second building (the Administration Building) adjacent to other facilities currently leased by Morris Publishing Group’s subsidiary. The total square footage for the additional space is 78,000. The annual base rent for the Administration Building shall be $980,000 or a monthly rate of $81,666.67. The lease of the additional space is effective as of November 1, 2004 and expires December 31, 2012, concurrent with the termination of the lease of the remainder of the facilities. The parties to the First Lease Amendment are Southeastern Newspapers Company, LLC, which is a subsidiary of Morris Publishing Group, as lessee, and Savannah Chatham Parkway Property, LLC, as lessor. The lessor is an entity indirectly owned by three of Morris Publishing Group’s directors, William S. Morris IV, J. Tyler Morris and Susie M. Baker. A copy of the First Lease Amendment is furnished as Exhibit 99.1. A copy of the original Lease was filed as Exhibit 10.4 of Morris Publishing Group’s Form S-4 filed January 27, 2004.

On February 24, 2005, Morris Publishing Group entered into a First Amendment to Management and Services Agreement, which is designed to potentially reduce the fees payable by Morris Publishing Group for management and shared services to MSTAR Solutions, LLC. Under the amendment, effective as of January 1, 2005, the annual fee will be the lesser of the existing fee or 2.5% of Morris Publishing Group’s annual total operating revenues. (The existing fee was Morris Publishing Group’s allocable share (based upon usage) of the actual annual costs of operations of MSTAR Solutions, including third party costs, as allocated by Morris Communications.) The Agreement is with Morris Publishing Group’s parent company, Morris Communications Company, LLC and MSTAR Solutions, LLC, which is another subsidiary of the parent. The separate fees payable to Morris Communications Company under the Agreement were not modified. A copy of the First Amendment to Management and Services Agreement is furnished as Exhibit 99.2. A copy of the original Management and Services Agreement was filed as Exhibit 10.2 of Morris Publishing Group’s Form S-4 filed January 27, 2004.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
99.1	First Lease Amendment executed February 21, 2005, effective November 1, 2004, amending the Lease dated December 31, 2002 for Savannah newspaper facilities between Morris Publishing Group, LLC and Savannah Chatham Parkway Property, LLC, an entity controlled by the registrants’ directors William S. Morris IV, J. Tyler Morris and Susie M. Baker.

99.2	First Amendment to Management and Services Agreement between Morris Publishing Group, LLC and Morris Communications Company, LLC and MSTAR Solutions, LLC dated February 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORRIS PUBLISHING GROUP, LLC

Date: February 24, 2005	/s/ Steve K. Stone
Steve K. Stone
Senior Vice President and Chief Financial Officer

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